Exhibit 99.1

Investor Meetings December, 2009 Growing Forward

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS - FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

3 Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations 3 Long-term Strategy

4 What's Top of Investor's Mind Electric Rate Case Energy law provides framework for growth Michigan economic recovery Utility investment plans Earnings and dividend growth

5 Electric Rate Case - Final Order Amount (mils) Self Implemented - May $179 Reduced tree trimming (11) Removed pre-1983 DOE liability from rate base (12) Lower return on equity (12) Other adjustments (5) Final Order $139 Completed with Self Implement Key Provisions Sales decoupling mechanism effective December 1 Tracker for uncollectibles ROE unchanged at 10.7% 47.2% common equity ratio (financial) Approved AMI funding for 2008 and 2009 Revenue decoupling mechanism and UA tracker reduce exposure to Michigan economy and weather.

6 Big Rock Point Decommissioning Amount ALJ Staff (mils) (mils) Collected during rate freeze $(100) $(100) Interest (50) (2) Excess decommissioning costs 44 44 Potential refund obligation $(106) $(58) MPSC Order possible in early 2010.

7 Regulatory Timeline Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 2009 2010 Energy law balances need for regulatory certainty with customer interests. February May June September November December May June Electric Rate Case U-15645 Self implemented $179 mil Final order $139 mil New Gas General Rate Case U-15986 New Gas General Rate Case U-15986 New Gas General Rate Case U-15986 New Gas General Rate Case U-15986 Filed $114 mil Self implemented$89 mil Final Order Renewable Energy Plan(10% by 2015) Filed Final Order Implemented Surcharge $79 mil Energy Optimization Plan Filed Final Order Implemented Surcharge $91 mil (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) New Electric Rate Case New Electric Rate Case New Electric Rate Case New Electric Rate Case File Self implement ? ? ? ?

8 Michigan Energy Law Law balances need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Rate deskewing - over 5 years Cap on choice - 10% of load Certificate of Necessity Renewables - 10% by 2015 Energy efficiency - sales reduction targets

9 Risk Mitigation through 2008 Energy Law Ratemaking File and implement ratemaking Forward test years Decoupling Uncollectibles tracker Stranded cost recovery Supply Retail open access cap Certificate of Necessity process Renewable energy plan Energy optimization ? ? ? ? ? ? ? Law Implementation ? ? ? ? ? ? ? Law mitigated several key risks. Implementation underway. ? ?

10 Residential Commercial Industrial Industrial -0.005 -0.01 0.02 Total 0 0 0 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 35862 35836 Revised Potential 37339 36000 Electric Sales Trends Electric Sales (weather adjusted) 2010 Sales versus 2009 Sales 0 (7)% Decline over three years ('79 -'82 recession) 2008 2009 (2)% (4)% Sales decline steeper than recession in early 1980s; industrial recovery begins in 2010. 2010 Flat

11 GM and New "Green" Announcements New businesses emerging. New Company Business Investment Jobs (mils) A123 Systems Batteries $ 600 5,000 Big 3 Automotive Hybrid Vehicles 400 - Hemlock Semiconductor Polycrystaline Silicon 1,000 300 Johnson Controls Batteries 220 500 KD Advanced Battery Batteries 665 800 LG Chem Batteries 244 440 Suniva Photovoltaics 250 500 United Solar Ovonic Photovoltaics - 350 Xtreme Power and Batteries and Solar Clairvoyant Energy Panels 1,300 4,000 $4,679 11,890 Electric Gas Combination General Motors Motors Liquidation Company New "Green" Facilities Examples of New Announcements GM and New "Green" Facilities

12 base 1 base 2 base 3 Clean Coal Plant SGE Renewables Electric Reliability and Other Gas Compression and Pipeline 0.41 0.07 0.15 0.08 0.1 0.05 0.09 0.05 Utility Investment Plan Diversified investment program that maximizes customer value while meeting regulatory requirements. Base Capital 63% Maintenance 41% Customer Growth 7% Clean Air 15% 2009-2013 Criteria $6.3 billion Regulation and safety requirements Customer savings O&M cost reductions Fuel cost reduction Efficiency increases and customer value Customer service and dependability Reliability improvement Customer satisfaction

13 Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified "fuel" sources.

14 Renewable Energy Growth - Primarily Wind Capital investment $1.2 billion by 2017 Over 52,000 acres of wind easements Collecting meteorological data at the sites Signed PPA for 9.4 Mw renewables in August RFP for larger projects due December 2009 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Voluntary Green Generation Program 71 71 71 71 71 71 71 71 71 71 71 State Renewables Standard 200 200 350 500 500 900 900 150 MW 400 MW State RPS of 10% planned to be met through existing renewables plus 50% build 50% PPA for new renewable sources. Potential federal RPS might require additional capacity by 2020. Status Wind Build & PPA MW 200 MW 150 MW

15 Advanced Metering Infrastructure (AMI) Program 75% Field environment communications 5% Data backhaul communications 20% SAP and other core business systems Billing Customer Information Outage Management Work and Asset Management Enterprise Applications (c) 2008 Consumers Energy Company MDM/MDUS Allows us to ensure system and technology are right before spending 80% of program cost.

16 2008 2009 2010 2011 2012 2013 Depreciation 7.851 8.729 8.486 7.922 7.592 7.123 6.597 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.3 $9.7 $10.5 $11.2 $12.4 New investment based on balancing responsible rate increases, healthy capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan

17 What Makes CMS Different? State energy law provides framework for growth Diversified Utility investment opportunities boost rate base and EPS Timely regulation minimizes recovery lag Sales decoupling mechanism Uncollectibles tracker Diversified customer base mitigates auto exposure Solid liquidity position NOL and AMT credits avoid need for new equity Track record of predictability Dividend yield and relative stock price discount provide attractive investment opportunity.

Appendix

Tax Sharing Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.1 $ .5 Net NOL cash benefit at 35% $ .4 $ .4 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .7 $ .5 Appendix 1

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 electric gross margin is 3% Top Ten Customers Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion .. . . . "Autos" only 3% of gross margin. 2008 Electric Gross Margin Appendix 2

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV Appendix 3